Exhibit 99.1

   Accrued Interest Date:                              Collection Period Ending:
   25-Mar-05                                                          31-Mar-05

   Distribution Date:          BMW Vehicle Owner Trust 2004-A         Period #
   25-Apr-05                   ------------------------------               11

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   Balances
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
                                                                                 Initial         Period End
      Receivables                                                         $1,500,120,934       $961,252,437
      Reserve Account                                                         $9,683,915        $16,708,707
      Yield Supplement Overcollateralization                                 $10,287,158         $6,468,416
      Class A-1 Notes                                                       $313,000,000                 $0
      Class A-2 Notes                                                       $417,000,000       $194,950,245
      Class A-3 Notes                                                       $470,000,000       $470,000,000
      Class A-4 Notes                                                       $256,312,000       $256,312,000
      Class B Notes                                                          $33,521,000        $33,521,000

   Current Collection Period
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      Beginning Receivables Outstanding                                   $1,010,299,115
      Calculation of Total Distribution Amount
          Regular Principal Distributable Amount
             Receipts of Scheduled Principal                                 $27,031,991
             Receipts of Pre-Paid Principal                                  $21,013,013
   E.        Liquidation Proceeds                                               $580,676
             Principal Balance Allocable to Gross Charge-offs                   $420,998
          Total Receipts of Principal                                        $49,046,677

          Interest Distribution Amount
             Receipts of Interest                                             $3,910,117
             Servicer Advances                                                   $95,048
             Reimbursement of Previous Servicer Advances                              $0
             Accrued Interest on Purchased Receivables                                $0
             Recoveries                                                          $35,932
             Net Investment Earnings                                             $33,067
          Total Receipts of Interest                                          $4,074,165

          Release from Reserve Account                                                $0

      Total Distribution Amount                                              $52,699,844

      Ending Receivables Outstanding                                        $961,252,437

   Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance                   $515,567
      Current Period Servicer Advance                                            $95,048
      Current Reimbursement of Previous Servicer Advance                              $0
      Ending Period Unreimbursed Previous Servicer Advances                     $610,615

   Collection Account
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      Deposits to Collection Account                                         $52,699,844
      Withdrawals from Collection Account
          Servicing Fees                                                        $841,916
          Class A Noteholder Interest Distribution                            $2,136,652
          First Priority Principal Distribution                                       $0
          Class B Noteholder Interest Distribution                               $98,328
          Regular Principal Distribution                                     $48,734,111
          Reserve Account Deposit                                                     $0
          Unpaid Trustee Fees                                                         $0
          Excess Funds Released to Depositor                                    $888,837
      Total Distributions from Collection Account                            $52,699,844


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
   Excess Funds Released to the Depositor
   ---------------------------------------------------------------------------------------------------------------------------------
          Release from Reserve Account                                          $852,847
          Release from Collection Account                                       $888,837
      Total Excess Funds Released to the Depositor                            $1,741,684

   Note Distribution Account
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      Amount Deposited from the Collection Account                           $50,969,091
      Amount Deposited from the Reserve Account                                       $0
      Amount Paid to Noteholders                                             $50,969,091

   Distributions
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      Monthly Principal Distributable Amount                             Current Payment     Ending Balance  Per $1,000      Factor
      Class A-1 Notes                                                                 $0                 $0      $0.00        0.00%
      Class A-2 Notes                                                        $48,734,111       $194,950,245    $116.87       46.75%
      Class A-3 Notes                                                                 $0       $470,000,000      $0.00      100.00%
      Class A-4 Notes                                                                 $0       $256,312,000      $0.00      100.00%
      Class B Notes                                                                   $0        $33,521,000      $0.00      100.00%

      Interest Distributable Amount                                      Current Payment         Per $1,000
      Class A-1 Notes                                                                 $0              $0.00
      Class A-2 Notes                                                           $381,772              $0.92
      Class A-3 Notes                                                         $1,045,750              $2.23
      Class A-4 Notes                                                           $709,130              $2.77
      Class B Notes                                                              $98,328              $2.93



   Carryover Shortfalls
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                                                                   Prior Period Carryover   Current Payment     Per $1,000
      Class A-1 Interest Carryover Shortfall                                          $0                 $0         $0
      Class A-2 Interest Carryover Shortfall                                          $0                 $0         $0
      Class A-3 Interest Carryover Shortfall                                          $0                 $0         $0
      Class A-4 Interest Carryover Shortfall                                          $0                 $0         $0
      Class B Interest Carryover Shortfall                                            $0                 $0         $0


   Receivables Data
   ---------------------------------------------------------------------------------------------------------------------------------

                                                                        Beginning Period         Ending Period
      Number of Contracts                                                         53,781             52,454
      Weighted Average Remaining Term                                              40.99              40.04
      Weighted Average Annual Percentage Rate                                      4.70%              4.68%

      Delinquencies Aging Profile End of Period                            Dollar Amount         Percentage
          Current                                                           $872,727,555             90.79%
          1-29 days                                                          $75,510,536              7.86%
          30-59 days                                                         $10,394,399              1.08%
          60-89 days                                                          $1,617,827              0.17%
          90-119 days                                                           $456,796              0.05%
          120-149 days                                                          $545,325              0.06%
          Total                                                             $961,252,437            100.00%
          Delinquent Receivables +30 days past due                           $13,014,346              1.35%


      Write-offs
          Gross Principal Write-Offs for Current Period                         $420,998
          Recoveries for Current Period                                          $35,932
          Net Write-Offs for Current Period                                     $385,066

          Cumulative Realized Losses                                          $2,465,683


      Repossessions                                                        Dollar Amount              Units
          Beginning Period Repossessed Receivables Balance                    $1,762,676                 80
          Ending Period Repossessed Receivables Balance                       $1,555,801                 70
          Principal Balance of 90+ Day Repossessed Vehicles                     $155,226                  9


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
   Yield Supplement Overcollateralization
   ---------------------------------------------------------------------------------------------------------------------------------

      Beginning Period Required Amount                                        $6,780,982
      Beginning Period Amount                                                 $6,780,982
      Ending Period Required Amount                                           $6,468,416
      Current Period Release                                                    $312,566
      Ending Period Amount                                                    $6,468,416
      Next Distribution Date Required Amount                                  $6,162,933

   Reserve Account
   ---------------------------------------------------------------------------------------------------------------------------------

      Beginning Period Required Amount                                       $17,561,554
      Beginning Period Amount                                                $17,561,554
      Net Investment Earnings                                                    $33,067
      Current Period Deposit                                                          $0
      Current Period Release to Collection Account                                    $0
      Current Period Release to Depositor                                       $852,847
      Ending Period Required Amount                                          $16,708,707
      Ending Period Amount                                                   $16,708,707

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